UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    February 18, 2005

SONUS PHARMACEUTICALS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	0-26866	95-4343413
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No)

22026 20th Avenue S.E., Bothell, Washington 98021
(Address of principal executive offices)

(425) 487-9500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01               Regulation FD disclosure

On February 21, 2005,  an interview with Michael A. Martino (President & CEO of Sonus Pharmaceuticals, Inc.) will be published in The Wall Street Transcript.  A transcript of this interview is attached hereto as exhibit 99.1.

Item 9.01               Exhibits

Exhibit	Description
99.1	Transcript of CEO interview printed in The Wall Street Transcript

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONUS PHARMACEUTICALS, INC.

Date: February 18, 2005	By:	/s/ Alan Fuhrman
Alan Fuhrman, Senior Vice President and Chief Financial Officer